Table of Contents

Supplemental Agreement No. 18

to

Purchase Agreement No. 2910

between

THE BOEING COMPANY

and

GAC Inc.

Relating to Boeing Model 737-8EH Aircraft

            THIS SUPPLEMENTAL AGREEMENT, entered into as of the _________ day of ____________________ 2010, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC Inc. (Buyer), a company organized under the laws of the Cayman Islands (Buyer);

W I  T  N  E  S  S  E  T  H:

            WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the Agreement) relating to the purchase and sale of fifteen (15) Boeing Model 737-8EH aircraft; and

Whereas, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement, and

            WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate Buyer’s decision to exercise its right of aircraft substitution and change the Table 4 model 737-800 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the Table [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] model 737-800 delivery [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to both now become model 737-700 aircraft, and

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1

1.         Table of Contents.

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 18 (SA-18) into the Purchase Agreement.

2.         Tables.

Per the terms and conditions of our mutually agreed upon Letter Agreement No. 6-1162-DME-1106R1, Aircraft Model Substitution, (i) Buyer has taken the decision to change the Table 4 model 737-800[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to both now become model 737-700 aircraft, and (ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

            2.1       Remove and replace Table 4, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 4 (attached hereto) to incorporate the deletion of the model 737-800 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

            2.2       Add the new Table 12, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 2 (attached hereto) in order to incorporate the addition of the model 737-700 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.         Exhibits.

Add the new Exhibit A6, Baseline 737-700 Aircraft Configuratiion – Table 12 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], to the Purchase Agreement in order to provide the current detail configuration elements and prices that are applicable to the Table 12 aircraft.

4.         Letter Agreements.

            4.1       Add the new Letter Agreement No. 6-1162-DME-1213, Special Matters – Table 12 Aircraft, (attached hereto) in order to capture and incorporate the special business considerations pertaining to the Table 12 Aircraft.

            4.2       Remove and replace page 1 and page 2 of Letter Agreement No.
6-1162-DME-0825, Market Risk – Escalation, with a new Page 1 and Page 2 (attached hereto), and also add the new Attachment C,  (attached hereto) in order to include the Table 12 model 737-700 aircraft that [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

            4.3       Remove and replace page 2 of Letter Agreement No. 6-1162-DME-1107,

2 Promotional Support Agreement – Varig, (attached hereto) in order to extend the performance period to 30 June 2011.

            4.4       Remove and replace page 2 and page 3 of Letter Agreement No.
6-1162-DME-0824R2, Special Matters – Table 1 through Table 7 Aircraft, (attached hereto) in order to further clarify the time period for use of the described funds.

3

5.         Confidential Treatment.

Customer and Boeing each understands that certain commercial and financial information contained in this Business Offer are considered by both Customer and Boeing as confidential.  Customer and Boeing agree that each will treat this Business Offer and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Business Offer or any information contained herein to any other person or entity.

________________________________________

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect.  In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

GAC INC.

By _________________________

Its

4

TABLE OF CONTENTS

SUPPLEMENTAL
AGREEMENT
NUMBER
ARTICLES

	1.	Quantity, Model and Description

	2.	Delivery Schedule

	3.	Price

	4.	Payment

	5.	Miscellaneous

TABLE

	1.	Aircraft Information Table 1 (Block 1 aircraft)	SA-13
	2.	Aircraft Information Table 2 (Block 2 aircraft)	SA-16
	3.	Aircraft Information Table 3 (Block 3 aircraft)	SA-11
	4.	Aircraft Information Table 4 (Block 4 aircraft)	SA-18
	5.	Aircraft Information Table 5 (Block 5 aircraft)	SA-15
	6.	Aircraft Information Table 6 (Block 6 aircraft)	SA-13
	7.	Aircraft Information Table 7 (Block 7 aircraft)	SA-14
	8.	Aircraft Information Table 8 (Block 8 aircraft)	SA-16
	9.	Aircraft Information Table 9 (Block 9 aircraft)	SA-17
	10.	Aircraft Information Table 10 (Block 10 aircraft)	SA-15
	11.	Aircraft Information Table 11 (Block 11 aircraft)	SA-15
	12.	Aircraft Information Table 12 (Block 12 aircraft)	SA-18

EXHIBIT

A.	A1.	Aircraft Configuration Table 1-4 (737-800)	SA-5
	A2.	Aircraft Configuration (737-800 w/ O/H stowage)	SA-10
	A3.	Aircraft Configuration – Table 7 (737-700)	SA-14
	A4.	Aircraft Configuration – Table 5-6 (737-800)	SA-15
	A5.	Aircraft Configuration – Table 8-11 (737-800)	SA-15
	A6.	Baseline 737-700 Aircraft Configuration – Table 12	SA-18

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

	AE1.	Escalation Adjustment/Airframe and Optional Features	SA-5
	BFE1.	BFE Variables	SA-17
	CS1.	Customer Support Variables
	EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
	SLP1.	Service Life Policy Components

i

SUPPLEMENTAL
LETTER AGREEMENTS		AGREEMENT
NUMBER

2910-01	Customer Software
2910-02	Spares – Flight Crew Training Spare Parts Support
2910-03	Spares – Initial Provisioning
6-1162-DME-0706R4	Purchase Rights	SA-15
6-1162-DME-0707R1	Advance Payment Matters	SA-15
6-1162-DME-0708	Technical Matters
6-1162-DME-0710	Performance Guarantees (YK721-YK769)	SA-10
6-1162-DME-0711	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-DME-0712	Special Matters (canceled & superseded)	SA-5
6-1162-DME-0713	Tailored Weight Program
6-1162-DME-0714	Demonstration Flight Waiver
6-1162-DME-0824R2	Special Matters - Table 1-7 Aircraft	SA-18
6-1162-DME-0825	Market Risk - Escalation	SA-18
6-1162-DME-0841	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-7
6-1162-DME-0867	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-7
6-1162- DME-1104	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-16
6-1162- DME-1106R1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-15
6-1162- DME-1107	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-18
6-1162-DME-1111R1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-14
6-1162- DME-1152	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162- DME-1153	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-15
6-1162- DME-1162	Special Matters – Table 8-11 Aircraft	SA-15
6-1162- DME-1164	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162- DME-1185	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-16
6-1162- DME-1213	Special Matters – Table 12 Aircraft	SA-18

ii

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	16	July	2004
SA-2	20	January	2005
SA-3	07	March	2005
SA-4	24	March	2005
SA-5	25	July	2005
SA-6	26	August	2005
SA-7	18	November	2005
SA-8	17	February	2006
SA-9	13	March	2006
SA-10	19	October	2006
SA-11	24	October	2006
SA-12	28	February	2007
SA-13	17	December	2007
SA-14	29	September	2008
SA-15	30	April	2009
SA-16	24	September	2009
SA-17	28	October	2009
SA-18	__	__________	2010

iii

Supplemental Agreement No. SA-18
Table 4 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

SA-18

Supplemental Agreement No. SA-18
Table 12 to Purchase Agreement No. PA-2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-700	Detail Specification:
Engine Model/Thrust:	CFM56-7B22	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):

Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

SA-18

	Baseline Model 737-700 Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Exhibit A6 to Purchase Agreement No. 2910	Price
CR	Title	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Baseline Model 737-700 Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Exhibit A6 to Purchase Agreement No. 2910	Price
CR	Title	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Baseline Model 737-700 Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Exhibit A6 to Purchase Agreement No. 2910	Price
CR	Title	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Baseline Model 737-700 Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Exhibit A6 to Purchase Agreement No. 2910	Price
CR	Title	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-DME-1213

GAC, Inc.

Praça Comandante Linneu Gomes s/n

Portaria 3

Prédio 7 Jardim Aeroporto

04626-020 São Paulo - SP Brazil

Subject:           Special Matters – Table 12 Aircraft

Reference:       Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-7EH aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, and reflects the mutual agreement of the parties concerning certain business considerations pertaining to the Table 12 model 737-700 Aircraft, formerly Table 4 model 737-800 Aircraft.  All below described business considerations that [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] are each limited to the terms and conditions described in Letter Agreement No. 6-1162-DME-0825 and 6-1162-DME-1104 as each may apply to specific aircraft.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.  Confidential Treatment

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential.  Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By

Its           Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                , 2010

GAC INC.

By

Its

6-1162-DME-0825

GAC, Inc..

Praça Comandante Linneu Gomes s/n

Portaria 3,

Prédio 7 Jardim Aeroporto

04626-020 São Paulo – SP Brazil

Subject:                       Market Risk - Escalation

Reference:                   Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8EH aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.1       Table 1 and Table 2 Aircraft

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

            1.2       Table 3, Table 4, Table 7 and Table 12 Aircraft

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.  Assignment

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.  Confidential Treatment

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement and any attachment(s) hereto are considered by

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-DME-1107
GAC Inc.

1.3 “Commitment Limit” shall have the meaning set forth in Article 2, below.

     1.4 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     1.5 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Commitment.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Methods of Performance.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Commencement Date.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Project Approval.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GAC Inc
Letter Agreement No. 6-1162-DME-0824R2	Page2

(d) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(e) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(f) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(d) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(e) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

GAC Inc
Letter Agreement No. 6-1162-DME-0824R2	Page3

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3. Customer Support – Training

(a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].